Exhibit 10.11.1

        AMENDMENT NO. 1 TO SEVERANCE AGREEMENT DATED AS OF JULY 19, 1994
         BETWEEN NAZARETH NATIONAL BANK & TRUST CO. AND REID L. HEEREN


     Reference is made to a Severance Agreement dated as of July 19, 1994 by and between Nazareth National Bank and Trust Co. and Reid L. Heeren (the "Severance Agreement"). Section 1 of the Severance Agreement provides that the Severance Agreement will continue until the earliest of certain dates set forth therein, and clause (e) of Section 1 states as follows:

     "(e) three years from the date hereof."

     Clause (e) of Section 1 of the Severance Agreement is hereby amended to read in full as follows:

     "(e) December 31, 2000."

     In all other respects the Severance Agreement shall continue in full force and effect. The parties intend to be legally bound hereby.


                                        NAZARETH NATIONAL BANK & TRUST CO.

         (Corporate Seal)
                                        BY:       /s/ S. Eric Beattie
                                        ATTEST:   /s/ Judith S. Files

Witness:


/s/ Judith S. Files                     /s/ Reid L. Heeren              (Seal)
                                        REID L. HEEREN